UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 5, 2006
Date of Report (date of earliest event reported)
NATIONAL DENTEX CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number 000-23092

MASSACHUSETTS (State or Other Jurisdiction of Incorporation or Organization)	04-2762050 (I.R.S. Employer Identification No.)

526 Boston Post Road, Wayland, MA (Address of Principal Executive Offices)	01778 (Zip Code)
(508) 358-4422
(Registrant’s Telephone No., including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On October 5, 2006, National Dentex Corporation (“National Dentex”) acquired Keller Group, Incorporated (“Keller”), a privately-held Missouri corporation that operates a dental laboratory business with production facilities in both St. Louis, Missouri and Louisville, Kentucky, and sales offices in Kansas City, Missouri and Indianapolis, Indiana.
The transaction was effected in the form of a stock purchase agreement (the “Stock Purchase Agreement”) entered into and dated October 5, 2006 pursuant to which National Dentex purchased all the outstanding shares of capital stock of Keller from its two stockholders, William G. Keller and Thomas A. Keller (the “Keller Stockholders”) for total cash consideration at closing of $19,125,000, plus an additional deferred payment equal to 41% of the Keller Stockholders’ ordinary business income for Keller’s current fiscal year, less such amounts specified in the Stock Purchase Agreement, payable within 30 days of the filing of the Keller Stockholders’ federal tax return for the current fiscal year.
National Dentex is financing the acquisition with borrowings under its acquisition line of credit under its current financing agreement with Bank of America, N.A.
The Stock Purchase Agreement provides for the Keller Stockholders to each enter into an employment agreement and a non-competition agreement with National Dentex. In addition, National Dentex is entering into a change of control and severance agreement with each of the Keller Stockholders.
The Stock Purchase Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference
Item 2.01. Completion of Acquisition or Disposition of Assets.
The information set forth above under Item 1.01 in respect of National Dentex’s acquisition of Keller, and the Stock Purchase Agreement attached hereto as Exhibit 10.1, are each hereby incorporated by reference into this Item 2.01.
In accordance with Instruction 5 of Item 2.01 and Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, National Dentex intends to amend this Current Report on Form 8-K on or before December 22, 2006, which is the date 71 calendar days after October 12, 2006, the date by which this initial report on Form 8-K was required to be filed. The Form 8-K/A that National Dentex intends to so file shall include the information required under Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information).
Item 8.01 Other Events
On October 6, 2006, National Dentex issued a press release with respect to its acquisition of Keller, as described under Items 1.01 and 2.01of this Current Report of Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Businesses Acquired
In accordance with Item 9.01(a)(4), National Dentex intends to amend this Current Report on Form 8-K on or prior to December 22, 2006 to submit the financial statements of the acquired business, Keller Group, Incorporated.
(b)	Pro Forma Financial Information

In accordance with Item 9.01(b)(2), National Dentex intends to amend this Current Report on Form 8-K on or prior to December 22, 2006 to submit pro forma financial information of National Dentex Corporation and the acquired business, Keller Group, Incorporated.
(d)	Exhibits

10.1	Stock Purchase Agreement, by and between National Dentex Corporation, William G. Keller, and Thomas A. Keller, dated October 5, 2006.

99.1	Press release of National Dentex Corporation, dated October 6, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL DENTEX CORPORATION (Registrant)

October 6, 2006

	By:	/s/ Richard F. Becker, Jr.
Richard F. Becker, Jr.
Executive Vice President, Treasurer and Chief Financial Officer

Exhibit Index

10.1	Stock Purchase Agreement, by and between National Dentex Corporation, William G. Keller, and Thomas A. Keller, dated October 5, 2006.

99.1	Press release of National Dentex Corporation, dated October 6, 2006.